COLLABORATION INVENTORIES, NET	3 Months Ended
Mar. 31, 2025
Classes of current inventories [abstract]
COLLABORATION INVENTORIES, NET	COLLABORATION INVENTORIES, NET

	March 31, 2025	December 31, 2024
	US$’000	US$’000

Raw materials	23,176	17,454
Work-in-process	4,933	4,440
Finished goods	2,824	2,009
Total collaboration inventories, net	30,933	23,903
The Company's reserve for inventory was $17.9 million and $21.7 million as of March 31, 2025 and December 31, 2024, respectively. The Company’s reserve for inventory was primarily related to certain batches or units of product that did not meet quality specifications, and expired materials. The inventory reserve was included in the collaboration cost of sales.